VANGUARD/
WELLESLEY INCOME
FUND


Semiannual Report - June 30, 1998


[PHOTO]


[THE VANGUARD GROUP LOGO]

OUR CREW MAKES THE DIFFERENCE


Throughout our history, The Vanguard Group has received considerable attention as the low-cost provider of mutual funds. While such accolades are gratifying, we are most proud, not of our low operating expenses or the billions of dollars we manage, but of our sterling reputation created by the Vanguard crew.

           We recognize that it is our crew members--more than 7,000 highly motivated men and women--who form the cornerstone of our operations. We could not survive long--let alone prosper--without them. That's why we chose this fiscal year's fund reports to celebrate the spirit, enthusiasm, and achievements of our crew. (We call those who work at Vanguard crew members, not employees, because they operate as a team to accomplish our mission of serving you, our clients.)

           But while we prize the collective contributions of our crew, we also take time to recognize the importance of the individual. Each calendar quarter, we present our Award For Excellence to a handful of crew members who have demonstrated particular excellence in the performance of their jobs and who embody "The Vanguard Spirit." Our report cover shows only a few of the more than 300 crew members who have received this distinction since 1984.

           They, along with the rest of our valiant crew, look forward to serving you in the years ahead.

[PHOTO]                                     [PHOTO]
John C.  Bogle                              John J. Brennan
Senior Chairman                             Chairman & CEO

CONTENTS

  A MESSAGE TO OUR SHAREHOLDERS ...... 1

  THE MARKETS IN PERSPECTIVE ......... 4

  REPORT FROM THE ADVISER ............ 6

  PORTFOLIO PROFILE .................. 8

  PERFORMANCE SUMMARY ................12

  FINANCIAL STATEMENTS ...............13

All comparative mutual fund data are from Lipper Analytical Services, Inc., or Morningstar unless otherwise noted.

FELLOW SHAREHOLDER,


           Amid a stellar performance by the stock market and a solid showing by bonds, Vanguard/Wellesley Income Fund earned a very respectable +6.6% return during the first six months of 1998. While the fund's return exceeded that of the average income-oriented mutual fund, it did not match that earned by its unmanaged index benchmark.

           The adjacent table compares the fund's total return (capital change plus reinvested dividends) with those of the average income fund, as calculated by Lipper Analytical Services, and a hypothetical Composite Index constructed from other indexes to reflect the fund's typical balance of 65% bonds and 35% high-yielding stocks. We also have provided, by way of context, the returns of two indexes that are representative of the broad markets in which we invest: for bonds, the Lehman Brothers Long Corporate AA or Better Bond Index, and for stocks, the Standard & Poor's 500 Composite Stock Price Index. Wellesley Income Fund's yield as of June 30 was 5.10%.

----------------------------------------------------
                                     TOTAL RETURNS
                                   SIX MONTHS ENDED
                                     JUNE 30, 1998
----------------------------------------------------
Vanguard/Wellesley Income Fund        +  6.6%
----------------------------------------------------
Average Income Fund                   +  5.9%
----------------------------------------------------
Lehman Long Corporate AA or
   Better Bond Index                  +  5.2%
----------------------------------------------------
S&P 500 Index                         + 17.7%
----------------------------------------------------
Wellesley Composite Index*            +  7.4%
----------------------------------------------------

*65% Lehman Long Corporate AA or Better Bond Index, 26% S&P/BARRA Value Index,
 4.5% S&P Utilities Index, and 4.5% S&P Telephone Index.

           Wellesley's return is based on an increase in net asset value from $21.86 per share on December 31, 1997, to $227.50 per share on June 30, 1998, with the latter figure adjusted for dividends totaling $0.56 per share paid from net investment income (which matched the dividends paid during the first half of 1997) and a distribution of $0.24 per share paid from net realized capital gains.

THE PERIOD IN REVIEW

The U.S. economy grew vigorously, inflation was subdued, and interest rates declined during the first half of 1998. Strong consumer spending, triggered by high employment and rising wages, was the economy's propellant and was more than enough to offset the negative effects of Asia's severe economic slump.

           Asia's troubles were partly responsible for the benign behavior of inflation--consumer prices rose only 1.1% for the six months and 1.7% for the twelve months ended June 30. And low inflation soothed the bond market, where prices rose and interest rates declined: The yield on the 30-year U.S. Treasury bond was 5.63% on June 30, down 29 basis points (0.29 percentage point) from its yield at the start of the year. Wellesley's bond holdings returned +5.3%, after expenses, for the period.

           Stock prices rose in five of the period's six months, with the market rebounding strongly in June from a modest setback in May. The stock market's advance was--once again--led by a relatively narrow segment of blue-chip growth companies. More than half of the S&P 500 Index's remarkable +17.7% return during the period was accounted for by fewer than 20 very large-capitalization stocks. The growth component of the S&P 500 Index returned +23.1%, nearly double the +12.1% earned by the S&P/BARRA

Value Index, which consists of the value stocks within the S&P 500 Index. The Wilshire 5000 Index, comprising essentially all the stocks traded in the United States, earned +15.4%.

           Because value stocks are the core of Wellesley's equity holdings, that portion of the fund naturally fell short of the growth-stock-dominated S&P 500 Index (+8.8%, after expenses, for Wellesley versus +17.7%). In total, however, the fund's return of +6.6% for the period was marginally higher than the +5.9% gain of our income fund peers, albeit a fraction short of the +7.4% gain of our composite market index. In all, a very close range of returns during this interim period.

IN SUMMARY

We confess to having been surprised--though quite gratified--by the continuing strength of the stock market during the first half of 1998. Though we claim no predictive powers, we feel safe in saying that such outsized returns can't continue indefinitely. And we reiterate our long-standing recommendation that investors hold balanced portfolios--consisting of bond and money market funds in addition to stock funds--appropriate to their unique financial situations, goals, and temperament. Such portfolios--Wellesley Income Fund among them--are time-tested vehicles for reaping the rewards of financial markets as well as for "staying the course" toward your long-term objectives.

/s/ JOHN C. BOGLE                        /s/ JOHN J. BRENNAN

John C. Bogle                            John J. Brennan
Senior Chairman                          Chairman and
                                         Chief Executive Officer
July 17, 1998

Notice to Shareholders


At a special meeting on May 1, 1998, shareholders of Vanguard/Wellesley Income Fund overwhelmingly approved four proposals. The proposals and voting results were:

1. REORGANIZATION INTO A DELAWARE BUSINESS TRUST. This change will reduce the amount of state taxes the fund pays annually by approximately $587,000 at current asset levels. Approved by 96.68% of the shares voted, as follows:

                         ---------------------------------------
                              FOR         AGAINST      ABSTAIN
                         ---------------------------------------
                          214,513,737    2,586,004    4,771,474
                         ---------------------------------------

2a. INVESTMENT LIMITATION CHANGES--INTERFUND LENDING PROGRAM. This permits Vanguard/Wellesley Income Fund to participate in Vanguard's interfund lending program, which allows funds to loan money to each other if--and only if--it makes good financial sense to do so on both sides of the transaction. The interfund lending program won't be an integral part of your fund's investment program; it is a contingency arrangement for managing unusual cash flows. Approved by 93.96% of the shares voted, as follows:

                         ------------------------------------
                             FOR        AGAINST    ABSTAIN
                         ------------------------------------
                         208,461,339   6,997,375   6,412,501
                         ------------------------------------

2b. INVESTMENT LIMITATION CHANGES--BORROWING MONEY AND PLEDGING ASSETS. This change sets standard limits of 15% of net assets on the amount of money Vanguard funds can borrow from all sources and on the amount of assets that can be pledged to secure any loans. Approved by 92.62% of the shares voted, as follows:

                         -----------------------------------
                             FOR       AGAINST     ABSTAIN
                         -----------------------------------
                         205,501,702  8,791,804   7,577,709
                         -----------------------------------

2c. INVESTMENT LIMITATION CHANGES--INVESTMENTS IN SECURITIES OWNED BY AFFILIATES. This change eliminated the fund's policy of avoiding investments in securities that are owned in certain amounts by Directors, officers, and key advisory personnel. This policy was well-intentioned, but wrongly focused and unnecessary in light of the fund's Code of Ethics and other regulatory protections against conflicts of interest on the part of fund management. Approved by 93.18% of the shares voted, as follows:


                         ------------------------------------
                             FOR         AGAINST    ABSTAIN
                         ------------------------------------
                         206,748,798   8,192,015   6,930,401
                         ------------------------------------

THE MARKETS IN PERSPECTIVE
Six Months Ended June 30, 1998

           Blue skies predominated for U.S. financial markets during the first six months of 1998, and even the occasional clouds had silver linings. The bond market provided solid returns during the half-year, while the stock market's performance was extraordinarily strong.

           After expanding at a 5.4% annual pace during the first quarter, the U.S. economy kept steaming along through June, fueled by powerful increases in household spending. Consumers had reason to be upbeat: plentiful jobs (unemployment fell to 4.3% of the workforce in May); rising wages (personal income in May was 5.9% higher than in May 1997); and tame inflation (consumer prices in June were up only 1.7% from a year before).

           The economic push provided by consumers more than compensated for the drag caused by Asia's severe economic problems. Weakening currencies and business slowdowns in Asia cut into U.S. exports and lowered the cost of Asian imports, causing the U.S. trade deficit to hit record levels. Ominously, Asia's problems appear to be more serious and enduring than many economists expected. Yet for Americans this "Asian contagion" has a bright side: It serves as an escape valve for the inflationary pressures that ordinarily would be expected to build up with the U.S. economy humming along at high speed.

------------------------------------------------------------------------
                                                   TOTAL RETURNS
                                            PERIODS ENDED JUNE 30, 1998
                                            ----------------------------
                                            6 MONTHS   1 YEAR   5 YEARS*
------------------------------------------------------------------------
EQUITY
  S&P 500 Index                              17.7%     30.2%   23.1%
  Russell 2000 Index                          4.9      16.5    16.0
  MSCI EAFE Index                            16.1       6.4    10.3
------------------------------------------------------------------------
FIXED-INCOME
  Lehman Aggregate Bond Index                 3.9%     10.5%    6.9%
  Lehman 10-Year Municipal Bond Index         2.6       8.5     6.6
  Salomon Brothers Three-Month
     U.S. Treasury Bill Index                 2.6       5.3     4.9
------------------------------------------------------------------------
OTHER
  Consumer Price Index                        1.1%      1.7%    2.5%
------------------------------------------------------------------------

*Annualized.

U.S. EQUITY MARKETS

The mixture of robust economic growth and anemic inflation was a tonic for the U.S. stock market. Although prices generally rose, there were striking disparities in returns between large-capitalization and small-cap stocks and between growth and value stocks. The large-cap-dominated S&P 500 earned 17.7% during the six months, nearly double the 9.4% return on the rest of the market (as measured by the Wilshire 4500 Index) and more than triple the 4.9% return on the small-cap Russell 2000 Index. Within the S&P 500 Index, growth stocks were up 23.1%, while value stocks rose 12.1%.

           A decline in interest rates contributed to the stock market's rise, as falling rates on bonds tend to make equities more attractive and to boost the price investors will pay for each dollar of a stock's earnings or dividends. Yet growth in earnings and dividends--the long-term underpinning of stock prices--was unimpressive during the first half of 1998.

           Corporate earnings estimates were reduced in June, the tenth consecutive month in which securities analysts have cut their earnings estimates, according to I/B/E/S International, a financial research group. Earnings by the S&P 500 companies were expected to rise by only about 2% for the first half of 1998, I/B/E/S reported. With gains in prices outstripping increases in earnings and dividends, stock valuations are at or near all-time highs, an indication that investors expect ideal conditions to continue.

           Technology stocks were the best-performing sector during the first half of 1998, generating a 32.7% return. Three other sectors of the stock market--health care, consumer discretionary stocks such as retailers, and auto & transportation--each provided returns of about 25% for the six months. Companies involved in energy, chemicals, or other commodity-based businesses were generally laggards. Prices of many commodities have declined as Asia's economic funk cuts demand for energy and other industrial materials in the face of plentiful supplies.

U.S. FIXED-INCOME MARKETS

Investors in fixed-income securities enjoyed a moderate rise in the market value of their holdings because of declining interest rates. This price appreciation, added to coupon interest income, resulted in solid total returns. The 3.9% total return of the Lehman Aggregate Bond Index during the half-year brought its return for the 12 months ended June 30 to 10.5%, or a very generous 8.8% after adjustment for inflation.

           Yields on 10-year and 30-year U.S. Treasury bonds declined by 29 basis points (0.29 percentage point) to 5.45% and 5.63%, respectively, during the first half of 1998, with most of the drop occurring during the second quarter. The yield on 3-month Treasury bills declined 36 basis points to 4.99%. Mild inflation--consumer prices were up 1.1% for the half-year--enabled rates to decline despite the economy's strong growth.

           Yields on corporate and municipal bonds did not decline as far as those on Treasury securities because of a large increase in the supply of new bonds issued by companies and municipalities taking advantage of lower rates to refinance old debt. Similarly, mortgage-backed securities did not match Treasuries' performance because of expectations that large numbers of homeowners would pay off old, higher-coupon mortgage loans and refinance with new, lower-rate loans.

INTERNATIONAL EQUITY MARKETS

Stock markets in Europe soared while those in Asia and most emerging economies suffered steep declines in U.S.-dollar terms. The 16.1% overall return from international markets, as measured by the Morgan Stanley Capital International Europe, Australasia, Far East Index, masked the divergence between Europe and other regions.

           Europe's markets were up 27.1% when measured in local currencies and 26.5% in U.S. dollars, after adjusting for a slight overall rise in the dollar's value. Stocks benefited from an upswing in most European economies, from signs that corporate managers are increasingly focused on shareholder value, and from optimism concerning next year's planned adoption of the euro as a single European currency.

           In the Pacific, which is dominated by Japan's stock market, stocks were buffeted by several problems: slowing growth in economic activity; continued instability in currencies; political upheavals; and widespread worries about corporate and banking insolvencies. On balance, the region's stocks fell 6.0% in U.S.-dollar terms. Japanese stocks were down 2.5%, but losses were more severe in the region's smaller markets.

           Emerging markets were, on balance, down sharply. Asian stock markets were hurt by continued weakness in the currency values of several countries, by Japan's recession, and by a growing conviction that the region's economic troubles are far from transitory. Venezuela and Mexico, both key oil-producing nations, were hard hit by falling oil prices.

REPORT FROM THE ADVISER


           Vanguard/Wellesley Income Fund underperformed its unmanaged benchmark for the first half of 1998, although it bested the average income fund. For the six months ended June 30, the fund returned 6.6%, versus 7.4% for the benchmark and 5.9% for the average competing fund.

           The fund's stock segment returned 8.8%, after expenses, which follows full-year increases of 32.4% in 1997, 23.8% in 1996, and 36.6% in 1995. These equity returns are well above historical averages and have enabled the fund to enjoy strong returns over the last 31/2 years. However, the 8.8% return on Wellesley's stocks trailed the 11.4% return for the equity portion of our composite benchmark, a lag attributable primarily to stock selection in the utility, materials & processing, and energy sectors. The benchmark's equity segment is weighted 75% in the S&P/BARRA Value Index, 12.5% in the S&P Utilities Index, and 12.5% in the S&P Telephone Index.

           Our bond segment's net return of 5.3% for the first half of the year was in line with the 5.2% return of the Lehman Long Corporate AA or Better Index, which is the fixed-income segment of our benchmark. We increased the duration of the Wellesley bond portfolio throughout the year, and the duration remains slightly longer than that of the Index. This relatively longer duration helped performance as long-term rates fell sharply during the first half of this year. A duration longer than that of the benchmark implies that the fund's bond segment will be subject to comparatively greater price fluctuations in response to a given change in interest rates. This strategy will benefit the fund if rates stay flat or decline, but we note that both our relative and absolute performance will be hurt if rates should rise.

           The fund has maintained its traditional posture of keeping 60%-65% of assets invested in longer-term, investment-grade bonds and 35%-40% invested in dividend-paying equities. In general, Wellesley's performance is extremely sensitive to the direction of long-term interest rates because of the long average maturity of our bonds and because of our meaningful weighting in high-yielding, interest-rate-sensitive stocks.

SECOND-HALF OUTLOOK

The U.S. economy will continue to be characterized by healthy consumer demand, a widening trade gap, and eventual deceleration in capital spending. Inflation-adjusted gross domestic product will grow 3% on average in 1998 and 2.5% in 1999--a slowing from the 3.8% growth rate in 1997. Weak commodity prices and falling import prices will put further downward pressure on inflation. The Consumer Price Index is expected to increase 1.3% in 1998. Corporate profits are slowing as we anticipated, reflecting slower global growth and pressure on margins. We continue to believe that corporate earnings will grow more slowly than the consensus forecasts.

           Increasing evidence of slower U.S. economic activity, coupled with persistent instability in Asian financial markets, has put the Federal Reserve Board on the sidelines for the foreseeable future. We expect that the next monetary policy move will be to reduce short-term interest rates. The stock market's rise is especially noteworthy in the context of the earnings slowdown. And, while earnings disappointments may unsettle the market in the quarters ahead, the low level of bond yields should act as an important offset. We retain our positive long-run view of the U.S. equity markets. Strong structural support comes from demographics (baby boomers saving for retirement), a rising preference for stocks, Social Security as a potential customer for stocks, and positive economic fundamentals (technology-driven growth, low inflation, falling bond yields).

           We believe the positive environment for long-term U.S. Treasury bonds will continue. The government's fiscal situation continues to improve, which has important implications for the future supply of U.S. government bonds. This reinforces our conviction that yields on long-term Treasuries will fall to about 5%.

STRATEGY IN 1998

Our strategy remains consistent. The percentages in stocks and bonds will vary only marginally. The maturity of the bonds will remain long-term, with call protection to maintain the income stream. We purchase only investment-grade, U.S.-dollar-denominated bonds with an emphasis on stable to improving credit fundamentals. As of June 30, about 85% of the bond portfolio sported a credit rating of A or better.

           The strategy for the stock portfolio is to purchase companies with above-market yields across different industries. We have continued to increase our exposure to utilities, both electrics and telephones, because we believe the prices of these stocks reflect the competitive uncertainty in their industries. Also, the fundamentals for utilities should improve as a result of consolidation. Most of the stock sales we make are to dispose of issues that reach our target prices.

           The majority of Wellesley's stocks are New York Stock Exchange-listed issues with above-average dividend yields. The average yield on our stocks is 3.4%, which is 143% higher than the yield on the S&P 500 Index.

           The dominant theme guiding the fund's investment strategy is our ongoing obligation to shareholders to achieve an attractive absolute level of income by holding high-quality securities. Our long-term goal is to achieve increases in Wellesley's dividend by purchasing stocks of strong companies that are able to pass on to shareholders higher dividends generated from rising earnings. Since we wrote to you six months ago, there have been 24 dividend increases on stocks we hold. We avoid stocks with ultrahigh dividends because these payouts may not be sustainable over the longer term.

SUMMING UP

If rates continue to decline and risk premiums increase, Wellesley should perform well versus more aggressive bond and stock funds. We will continue to focus on maintaining the charter of the fund and on trying to outperform the composite benchmark. Income improvement remains a key objective.

Earl E. McEvoy, Senior Vice President
John R. Ryan, Senior Vice President
Wellington Management Company, LLP

July 13, 1998


INVESTMENT PHILOSOPHY

The fund reflects a belief that relatively high current income and moderate long-term growth in income and capital can be achieved without undue risk by holding 60% to 65% of assets in fixed-income securities and the balance in income-oriented common stocks. Consistent with this approach, the fund's bond segment comprises intermediate- and long-term U.S. Treasury securities and high-quality corporate bonds; its equity segment is dominated by stocks with above-average dividend yields and strong potential for dividend increases.

PORTFOLIO PROFILE
Wellesley Income Fund


This Profile provides a snapshot of the fund's characteristics as of June 30, 1998, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on pages 10 and 11.

TOTAL FUND CHARACTERISTICS
-----------------------------
Yield                    5.1%
Turnover Rate            30%*
Expense Ratio          0.32%*
Cash Reserves            1.2%

*Annualized.

PORTFOLIO ASSET ALLOCATION
-----------------------------
BONDS                     63%
STOCKS                    36%
CASH RESERVES              1%

TOTAL FUND VOLATILITY MEASURES
------------------------------
            WELLESLEY S&P 500
------------------------------
R-Squared        0.57    1.00
Beta             0.40    1.00

TEN LARGEST STOCKS (% OF EQUITIES)
-------------------------------------------------------
First Union Corp.                                  5.5%
J.C. Penney Co., Inc.                              5.0
Bell Atlantic Corp.                                4.9
Ford Motor Co.                                     4.5
National City Corp.                                3.7
GTE Corp.                                          3.5
Amoco Corp.                                        3.3
USX-Marathon Group                                 3.2
KeyCorp                                            3.1
Royal Dutch Petroleum Co. ADR                      3.1
-------------------------------------------------------
Top Ten                                           39.8%
-------------------------------------------------------
Top Ten as % of Total Net Assets                  14.4%

SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
--------------------------------------------------------------
                             JUNE 30, 1997    JUNE 30, 1998
                             ---------------------------------
                               WELLESLEY  WELLESLEY    S&P 500
                             ---------------------------------
Auto & Transportation. . . .      5.0%      4.5%          3.3%
Consumer Discretionary . . .      3.4       8.5          10.2
Consumer Staples . . . . . .      6.1       5.0          10.7
Financial Services . . . . .     25.9      24.6          18.5
Health Care. . . . . . . . .      3.5       4.6          12.1
Integrated Oils. . . . . . .     13.6      15.5           6.5
Other Energy . . . . . . . .      0.0       0.0           1.0
Materials & Processing . . .     12.8       7.4           5.2
Producer Durables. . . . . .      0.0       0.0           3.5
Technology . . . . . . . . .      0.0       0.9          13.0
Utilities. . . . . . . . . .     25.5      27.6          10.3
Other. . . . . . . . . . . .      4.2       1.4           5.7
--------------------------------------------------------------


EQUITY CHARACTERISTICS
-----------------------------------------------------------
                                      WELLESLEY    S&P 500
-----------------------------------------------------------
Number of Stocks                             66        500
Median Market Cap                        $18.3B     $50.0B
Price/Earnings Ratio                      19.8x      24.8x
Price/Book Ratio                           2.7x       4.5x
Dividend Yield                             3.5%       1.4%
Return on Equity                          17.0%      21.6%
Earnings Growth Rate                       7.8%      16.4%
Foreign Holdings                           2.0%       1.7%

EQUITY INVESTMENT FOCUS
------------------------------

[GRAPH]

FIXED-INCOME CHARACTERISTICS
------------------------------
Number of Bonds            177
Yield to Maturity         6.4%
Average Coupon            7.3%
Average Maturity    19.2 years
Average Quality            Aa3
Average Duration     9.6 years

FIXED-INCOME INVESTMENT FOCUS
------------------------------

[GRAPH]

DISTRIBUTION BY ISSUER (% OF BONDS)
----------------------------------
Asset-Backed                  0.0%
Finance                      24.0
Foreign                       6.5
Industrial                   33.8
Mortgage                      0.0
U.S. Government and Agency    0.0
U.S. Treasury                19.7
Utilities                    16.0
----------------------------------
Total                       100.0%

DISTRIBUTION BY CREDIT QUALITY (% OF BONDS)
------------------------------------------
Treasury/Agency                      19.7%
Aaa                                   5.1
Aa                                   16.6
A                                    42.9
Baa                                  15.2
Ba                                    0.0
B                                     0.0
Not Rated                             0.5
------------------------------------------
Total                               100.0%

AVERAGE COUPON. The average interest rate paid on the securities held by a portfolio. It is expressed as a percentage of face value.

AVERAGE DURATION. An estimate of how much a bond portfolio's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the portfolio's duration by the change in rates. If interest rates rise by 1 percentage point, the share price of a portfolio with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the portfolio's share price would rise by 5%.

AVERAGE MATURITY. The average length of time until bonds held by a portfolio reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a portfolio's share price will fluctuate in response to changes in market interest rates.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a portfolio's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and A-1 or MIG-1 indicating the most creditworthy issuers of money market securities.

BETA. A measure of the magnitude of a portfolio's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a portfolio with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a portfolio's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock or bond investment.

DISTRIBUTION BY CREDIT QUALITY. This breakdown of a portfolio's securities by credit rating can help in gauging the risk that returns could be affected by defaults or other credit problems.

DISTRIBUTION BY ISSUER. A breakdown of a portfolio's holdings by type of issuer or type of instrument.

DIVIDEND YIELD. The current, annualized rate of dividends paid on a share of stock, divided by its current share price. For a portfolio, the weighted average yield for stocks it holds.

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a portfolio.

EQUITY INVESTMENT FOCUS. This grid indicates the focus of a portfolio in terms of two attributes: market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend).

EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FIXED-INCOME INVESTMENT FOCUS. This grid indicates the focus of a portfolio in terms of two attributes: average maturity (short, medium, or long) and average credit quality (high, medium, or low).

FOREIGN HOLDINGS. The percentage of a portfolio's net assets represented by stocks or American Depositary Receipts of companies based outside the United States.

MEDIAN MARKET CAP. An indicator of the size of companies in which a portfolio invests; the midpoint of market capitalization (market price x shares outstanding) of a portfolio's stocks, weighted by the proportion of the portfolio's assets invested in each stock. Stocks representing half of the portfolio's assets have market capitalizations above the median, and the rest are below it.

NUMBER OF BONDS. An indicator of diversification. The more separate issues a portfolio holds, the less susceptible it is to a price decline stemming from the problems of a particular bond issuer.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a portfolio holds, the more diversified it is and the more likely to perform in line with the overall stock market.

PORTFOLIO ASSET ALLOCATION. This chart shows the proportions of a portfolio's holdings allocated to different types of assets.

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a portfolio, the weighted average price/book ratio of the stocks it holds.

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a portfolio, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

R-SQUARED. A measure of how much of a portfolio's past returns can be explained by the returns from the overall market (or its benchmark index). If a portfolio's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a portfolio's returns bore no relationship to the market's returns, its R-squared would be 0.

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a portfolio, the weighted average return on equity for the companies whose stocks it holds.

SECTOR DIVERSIFICATION. The percentages of a portfolio's common stocks that come from each of the major industry groups that compose the stock market.

TEN LARGEST STOCKS. The percentage of equity assets that a portfolio has invested in its ten largest stocks. As this percentage rises, a portfolio's returns are likely to be more volatile because they are more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the period. Portfolios with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

YIELD. A snapshot of a portfolio's income from interest and dividends. The yield, expressed as a percentage of the portfolio's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a portfolio were held to their maturity dates.

PERFORMANCE SUMMARY


All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely, so an investment in the fund could lose money.

WELLESLEY INCOME FUND
TOTAL INVESTMENT RETURNS: DECEMBER 31, 1977-JUNE 30, 1998
-----------------------------------------------------------
                  WELLESLEY INCOME FUND          COMPOSITE*
FISCAL       CAPITAL     INCOME       TOTAL         TOTAL
YEAR         RETURN      RETURN      RETURN        RETURN
-----------------------------------------------------------
1978          -4.6%       8.2%         3.6%         2.2%
1979          -2.6        8.8          6.2          3.5
1980           0.9       11.0         11.9          9.4
1981          -3.1       11.8          8.7         -1.7
1982          10.1       13.2         23.3         36.3
1983           7.1       11.5         18.6         13.2
1984           4.9       11.7         16.6         13.8
1985          16.0       11.4         27.4         29.4
1986           9.2        9.1         18.3         19.9
1987          -8.1        6.2         -1.9          2.5
1988           4.7        8.9         13.6         13.7
1989          11.8        9.1         20.9         21.0
1990          -4.3        8.1          3.8          2.5
1991          12.9        8.7         21.6         20.5
1992           1.6        7.1          8.7          9.2
1993           8.2        6.4         14.6         14.6
1994         -10.2        5.8         -4.4         -4.6
1995          21.6        7.3         28.9         30.7
1996           3.3        6.1          9.4          6.8
1997          13.8        6.4         20.2         19.4
1998**         4.0        2.6          6.6          7.4
-----------------------------------------------------------

 *65% Lehman Long-Term Corporate Bond Index and 35% S&P 500 Index through
  December 31, 1985; 65% Lehman Long Corporate AA or Better Bond Index, 26% S&P/BARRA Value Index, and 9% S&P Utilities Index through June 30, 1996, when the S&P Utilities component was separated into the S&P Utilities Index and the S&P Telephone Index.

**Six months ended June 30, 1998.

See Financial Highlights table on page 20 for dividend and capital gains information for the past five years.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED JUNE 30, 1998
--------------------------------------------------------------------------------------------------
                                                                              10 YEARS
                          INCEPTION                                -------------------------------
                            DATE        1 YEAR       5 YEARS       CAPITAL      INCOME       TOTAL
--------------------------------------------------------------------------------------------------
Wellesley Income Fund      7/1/1970      20.33%      12.46%         6.00%        7.08%      13.08%
--------------------------------------------------------------------------------------------------

FINANCIAL STATEMENTS
June 30, 1998 (unaudited)


STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, preferred stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

           At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

---------------------------------------------------------------------
                                                FACE           MARKET
                                              AMOUNT           VALUE*
WELLESLEY INCOME FUND                          (000)            (000)
---------------------------------------------------------------------
CORPORATE BONDS (46.2%)
---------------------------------------------------------------------
FINANCE (15.0%)
Allstate Corp.
   6.75%, 5/15/2018                        $  30,000        $  30,620
   7.50%, 6/15/2013                           20,000           21,909
Ambac, Inc.
   7.50%, 5/1/2023                             5,500            6,208
American Re Corp.
   7.45%, 12/15/2026                          34,095           37,926
Banc One Corp.
   7.75%, 7/15/2025                           50,000           56,571
   8.00%, 4/29/2027                           15,000           17,490
BankBoston Corp.
   6.625%, 12/1/2005                          15,000           15,240
   6.875%, 7/15/2003                          15,000           15,451
Boatmen's Bancshares Inc.
   7.625%, 10/1/2004                          10,000           10,702
CIGNA Corp.
   7.875%, 5/15/2027                          25,000           28,059
Cincinnati Financial Corp.
   6.90%, 5/15/2028                           25,000           25,700
Citicorp
   6.65%, 12/15/2010 MTN                      25,000           25,807
   7.125%, 9/1/2005                           15,000           15,742
   7.625%, 5/1/2005                           10,000           10,747
CoreStates Capital Corp.
   6.625%, 3/15/2005                          20,000           20,394
Equitable Companies Inc.
   7.00%, 4/1/2028                            25,000           25,724
Fifth Third Bancorp
   6.75%, 7/15/2005                           25,000           25,718
First Bank N.A.
   7.55%, 6/15/2004                            8,000            8,554
First Bank System
   6.625%, 5/15/2003                          10,000           10,204
   7.625%, 5/1/2005                            7,500            8,052
First Chicago Corp.
   7.625%, 1/15/2003                          15,000           15,862
First Union Corp.
   6.00%, 10/30/2008                          15,000           14,647
   7.50%, 4/15/2035                           11,000           12,708
Fleet Financial Group, Inc.
   6.875%, 3/1/2003                           30,000           30,874
   6.875%, 1/15/2028                          25,000           25,586
General Electric Capital Corp.
   8.125%, 5/15/2012                          10,000           11,698
General Electric Capital Services
   7.50%, 8/21/2035                           14,000           16,349
General Electric Global Insurance
   Holdings Corp.
   7.00%, 2/15/2026                           60,000           64,373
GMAC
   7.00%, 9/15/2002                           30,000           31,017
John Hancock Mutual Life
   Insurance Co.
   7.375%, 2/15/2024                          50,000           54,480
Liberty Mutual Group
   8.50%, 5/15/2025                           35,000           42,184
Lumbermens Mutual Casualty Co.
   9.15%, 7/1/2026                            45,000           54,484
MBIA Inc.
   7.00%, 12/15/2025                          19,500           20,683
Massachusetts Mutual Life
   7.50%, 3/1/2024                             8,690            9,566
   7.625%, 11/15/2023                         14,500           16,233
Metropolitan Life Insurance Co.
   7.80%, 11/1/2025                           40,000           44,384

---------------------------------------------------------------------
                                                FACE           MARKET
                                              AMOUNT           VALUE*
WELLESLEY INCOME FUND                          (000)            (000)
---------------------------------------------------------------------
J.P. Morgan & Co., Inc.
   5.75%, 10/15/2008                       $  20,000        $  19,142
   6.25%, 1/15/2009                           20,000           19,859
NBD Bank N.A.
   6.25%, 8/15/2003                           20,000           20,144
National City Bank Pennsylvania
   7.25%, 10/21/2011                          22,000           23,630
National City Cleveland Bank
   6.50%, 5/1/2003                            10,000           10,193
National City Corp.
   7.20%, 5/15/2005                           20,000           21,009
NationsBank Corp.
   7.25%, 10/15/2025                          20,000           21,547
   7.75%, 8/15/2004                           20,000           21,614
Republic New York Corp.
   5.875%, 10/15/2008                         15,000           14,552
SunTrust Banks, Inc.
   6.00%, 2/15/2026                           25,000           24,661
   6.125%, 2/15/2004                          20,000           19,962
Travelers Group Inc.
   6.625%, 1/15/2028                          25,000           25,042
Travelers Property Casualty Corp.
   7.75%, 4/15/2026                           25,000           28,280
Wachovia Corp.
   6.375%, 4/15/2003                          20,000           20,263
   6.605%, 10/1/2025                          30,000           31,661
                                                            ---------
                                                            1,203,505
                                                            ---------
INDUSTRIAL (21.2%)
Air Products & Chemicals, Inc.
   7.375%, 5/1/2005                           15,000           16,052
   8.75%, 4/15/2021                           12,550           15,807
Aluminum Co. of America
   6.75%, 1/15/2028                           25,000           25,577
Baxter International, Inc.
   7.65%, 2/1/2027                            25,000           28,525
Bestfoods
   6.625%, 4/15/2028                          30,000           30,243
Bristol-Myers Squibb Co.
   6.80%, 11/15/2026                          40,000           43,060
Burlington Northern Santa Fe Corp.
   6.375%, 12/15/2005                         12,500           12,555
   6.875%, 12/1/2027                          25,000           25,486
CPC International, Inc.
   7.25%, 12/15/2026                          30,000           32,809
CSX Corp.
   7.95%, 5/1/2027                            35,000           39,726
Champion International Corp.
   7.35%, 11/1/2025                           30,000           31,336
Chrysler Corp.
   7.45%, 3/1/2027                            25,000           27,884
The Walt Disney Co.
   6.75%, 3/30/2006                           15,000           15,760
E.I. du Pont de Nemours & Co.
   6.50%, 1/15/2028                           25,000           25,257
   6.75%, 9/1/2007                            25,000           26,300
Eastman Chemical Co.
   7.25%, 1/15/2024                           25,000           25,823
   7.60%, 2/1/2027                            15,000           16,121
Eaton Corp.
   6.50%, 6/1/2025                            10,000           10,478
   7.625%, 4/1/2024                           10,000           11,366
Ferro Corp.
   7.125%, 4/1/2028                           10,000           10,279
Fluor Corp.
   6.95%, 3/1/2007                            20,000           21,071
Ford Motor Co.
   7.50%, 8/1/2026                            20,000           22,364
   8.90%, 1/15/2032                           20,000           25,939
General Motors Corp.
   7.40%, 9/1/2025                            30,000           32,800
   9.40%, 7/15/2021                           20,000           26,548
Georgia-Pacific Group
   7.25%, 6/1/2028                            25,000           25,455
Gillette Co.
   5.75%, 10/15/2005                          35,000           34,481
   6.25%, 8/15/2003                           10,000           10,186
Hershey Foods Corp.
   6.95%, 3/1/2007                            13,000           13,785
Hubbell Inc.
   6.625%, 10/1/2005                          10,000           10,371
International Business Machines
   Corp.
   7.00%, 10/30/2025                          60,000           64,031
International Paper Co.
   7.625%, 1/15/2007                          15,000           16,304
Johnson & Johnson
   6.73%, 11/15/2023                          15,000           16,065
Eli Lilly & Co.
   7.125%, 6/1/2025                           50,000           55,159
Lockheed Corp.
   6.75%, 3/15/2003                            7,000            7,145
Masco Corp.
   6.625%, 4/15/2018                          20,000           20,226
Mead Corp.
   7.35%, 3/1/2017                            10,350           11,325
Merck & Co.
   6.30%, 1/1/2026                            30,000           30,506
Minnesota Mining & Manufacturing
   Corp.
   6.375%, 2/15/2028                          35,000           35,434
Mobil Corp.
   8.625%, 8/15/2021                          20,000           25,739
Monsanto Co.
   6.75%, 12/15/2027                          25,000           25,742
Motorola, Inc.
   7.50%, 5/15/2025                           50,000           57,278
New York Times Co.
   8.25%, 3/15/2025                           26,000           28,809
News America Holdings Inc.
   8.00%, 10/17/2016                          50,000           55,426
Norfolk Southern Corp.
   7.80%, 5/15/2027                           35,000           40,174
PPG Industries, Inc.
   6.875%, 2/15/2012                          10,200           10,892
   9.00%, 5/1/2021                            15,000           19,554
J.C. Penney Co., Inc.
   7.95%, 4/1/2017                            15,000           16,979
Phelps Dodge Corp.
   7.125%, 11/1/2027                          12,500           13,215
Phillips Petroleum Co.
   9.375%, 2/15/2011                          10,000           12,506
Praxair, Inc.
   6.75%, 3/1/2003                            25,000           25,553

---------------------------------------------------------------------
                                                 FACE          MARKET
                                               AMOUNT          VALUE*
                                                (000)           (000)
---------------------------------------------------------------------
Procter & Gamble Co.
   6.45%, 1/15/2026                        $  30,000        $  30,896
Procter & Gamble Co. ESOP
   9.36%, 1/1/2021                            30,000           39,820
Raytheon Co.
   7.20%, 8/15/2027                           25,000           26,718
   7.375%, 7/15/2025                          25,000           25,615
Rohm & Haas Co.
(1)  9.80%, 4/15/2020                         10,000           13,029
E.W. Scripps Co.
   6.625%, 10/15/2007                         20,000           20,759
Tenneco Inc.
   7.625%, 6/15/2017                          30,000           32,166
   7.875%, 4/15/2027                          20,000           22,308
Texaco Capital
   8.625%, 4/1/2032                           30,000           38,661
Tribune Co.
   6.875%, 11/1/2006                          20,000           21,062
USX Corp.
   6.85%, 3/1/2008                            40,000           40,354
Ultramar Diamond Shamrock
   7.20%, 10/15/2017                          25,000           25,638
Weyerhaeuser Co.
   8.50%, 1/15/2025                           10,000           12,017
Whirlpool Corp.
   9.00%, 3/1/2003                            10,000           11,077
Witco Corp.
   6.875%, 2/1/2026                           15,000           15,135
Worthington Industries Inc.
   6.70%, 12/1/2009                           20,500           20,789
   7.125%, 5/15/2006                          20,000           21,184
                                                            ---------
                                                            1,698,734
                                                            ---------
UTILITIES (10.0%)
Arizona Public Service Co.
   6.625%, 3/1/2004                           10,000           10,159
Baltimore Gas & Electric Co.
   7.25%, 7/1/2002                            15,000           15,699
BellSouth Telecommunications
   6.25%, 5/15/2003                           12,000           12,210
   7.00%, 10/1/2025                           10,000           10,765
Chesapeake & Potomac Telephone
   Co. (VA)
   7.875%, 1/15/2022                          16,000           18,802
Cincinnati Gas & Electric Co.
   6.90%, 6/1/2025                             9,500            9,982
Coastal Corp.
   7.75%, 10/15/2035                          10,000           11,042
Consolidated Edison Co. of
   New York, Inc.
   6.375%, 4/1/2003                           20,000           20,285
El Paso Natural Gas Co.
   7.50%, 11/15/2026                          25,000           27,550
Enron Corp.
   6.875%, 10/15/2007                         20,000           20,666
Florida Power Corp.
   6.75%, 2/1/2028                            22,380           22,955
GTE California Inc.
   6.70%, 9/1/2009                            25,000           25,745
GTE Southwest, Inc.
   6.00%, 1/15/2006                           10,000            9,915
Illinois Power Co.
   6.50%, 8/1/2003                            10,000           10,098
Indiana Bell Telephone Co., Inc.
   7.30%, 8/15/2026                           30,000           33,618
Kentucky Utilities Co.
   7.92%, 5/15/2007                            5,000            5,618
MCI Communications Corp.
   7.50%, 8/20/2004                           15,000           15,945
Michigan Bell Telephone Co.
   7.50%, 2/15/2023                           35,000           37,721
   7.85%, 1/15/2022                           25,000           29,646
NGC Corp.
   7.125%, 5/15/2018                          20,000           20,434
New Jersey Bell Telephone Co.
   8.00%, 6/1/2022                            40,000           47,770
New York Telephone Co.
   6.50%, 3/1/2005                            30,000           30,551
Northern States Power Co.
   6.375%, 4/1/2003                            8,000            8,130
   7.125%, 7/1/2025                           30,000           32,486
Ohio Bell Telephone Co.
   6.125%, 5/15/2003                          15,000           15,127
Oklahoma Gas & Electric Co.
   6.50%, 4/15/2028                           12,770           13,072
Pacific Bell
   7.125%, 3/15/2026                          25,000           27,191
PacifiCorp
   6.625%, 6/1/2007 MTN                       10,000           10,292
   6.71%, 1/15/2026 MTN                       12,500           12,686
Pennsylvania Power & Light Co.
   6.50%, 4/1/2005                            15,000           15,318
PECO Energy Co.
   6.50%, 5/1/2003                            30,000           30,503
Southern California Edison Co.
   6.25%, 6/15/2003                            6,050            6,101
Southwestern Bell Telephone Co.
   7.20%, 10/15/2026                          25,000           25,855
Southwestern Public Service Co.
   7.25%, 7/15/2004                           10,000           10,541
Tennessee Gas Pipeline Co.
   7.50%, 4/1/2017                            25,000           27,053
Texas Utilities Electric Co.
   6.75%, 7/1/2005                            10,000           10,246
Union Electric Co.
   6.875%, 8/1/2004                           10,000           10,427
US West Capital Funding Inc.
   6.875%, 7/15/2028                          25,000           25,104
U S WEST Communications Group
   7.50%, 6/15/2023                           45,000           47,079
Wisconsin Electric Power Co.
   6.50%, 6/1/2028                            25,000           25,526
                                                            ---------
                                                              799,913
                                                            ---------
---------------------------------------------------------------------
TOTAL CORPORATE BONDS
   (COST $3,456,792)                                        3,702,152
---------------------------------------------------------------------
FOREIGN BONDS (U.S. DOLLAR-DENOMINATED) (4.1%)
---------------------------------------------------------------------
ABN AMRO Bank NV
   (Chicago Branch)
   7.55%, 6/28/2006                           25,000           26,967
Banque Paribas--NY
   6.875%, 3/1/2009                           10,000           10,213
Province of British Columbia
   6.50%, 1/15/2026                           35,000           36,654

---------------------------------------------------------------------
                                                FACE           MARKET
                                              AMOUNT           VALUE*
WELLESLEY INCOME FUND                          (000)            (000)
---------------------------------------------------------------------
Husky Oil Ltd.
   7.55%, 11/15/2016                      $   20,000         $ 20,868
Province of Manitoba
   6.125%, 1/19/2004                           7,000            7,056
   8.875%, 9/15/2021                          24,041           31,888
Province of Ontario
   6.00%, 2/21/2006                           25,000           25,051
Petro-Canada
   7.875%, 6/15/2026                          11,840           13,650
Province of Quebec
   7.50%, 7/15/2023                           50,000           56,128
Saga Petroleum ASA
   7.25%, 9/23/2027                           25,000           25,923
Province of Saskatchewan
   8.50%, 7/15/2022                           19,000           24,135
Talisman Energy, Inc.
   7.125%, 6/1/2007                           20,000           20,831
   7.25%, 10/15/2027                          25,000           26,346
---------------------------------------------------------------------
TOTAL FOREIGN BONDS
   (COST $303,626)                                            325,710
---------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY
   OBLIGATIONS (12.3%)
---------------------------------------------------------------------
U.S. Treasury Bonds
   6.25%, 8/15/2023                          250,000          267,640
   7.25%, 5/15/2016                          250,000          292,928
   12.00%, 8/15/2013                          70,000          103,806
U.S. Treasury Notes
   6.25%, 8/31/2002                           50,000           51,266
   6.875%, 5/15/2006                         250,000          270,763
---------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY
   OBLIGATIONS (COST $894,529)                                986,403
---------------------------------------------------------------------

                                              SHARES
---------------------------------------------------------------------
COMMON STOCKS (36.2%)
---------------------------------------------------------------------
AUTO & TRANSPORTATION (1.6%)
   Ford Motor Co.                          2,209,900          130,384
                                                            ---------


CONSUMER DISCRETIONARY (3.1%)
   Eastman Kodak Co.                         916,000           66,925
   May Department Stores Co.                 540,000           35,370
   J.C. Penney Co., Inc.                   1,992,600          144,090
                                                            ---------
                                                              246,385
                                                            ---------
CONSUMER STAPLES (1.8%)
   Flowers Industries, Inc.                2,522,300           51,550
   Gallaher Group PLC ADR                  1,207,100           26,405
   H.J. Heinz Co.                            650,800           36,526
   Philip Morris Cos., Inc.                  760,000           29,925
                                                            ---------
                                                              144,406
                                                            ---------
FINANCIAL SERVICES (8.9%)
   BankAmerica Corp.                         540,000           46,676
   Brandywine Realty Trust REIT              484,500           10,841
   CBL & Associates Properties,
     Inc. REIT                             1,050,400           25,472
   Camden Property Trust REIT                920,172           27,375
   Colonial Properties Trust REIT          1,004,900           31,152
   Felcor Suite Hotels, Inc. REIT            480,000           15,060
   First Union Corp.                       2,750,400          160,211
   General Growth Properties
     Inc. REIT                               802,600           29,997
   HSB Group Inc.                             83,000            4,440
   Highwood Properties, Inc. REIT            245,000            7,917
   IPC Holdings Ltd.                         155,300            4,708
   KeyCorp                                 2,558,100           91,132
   Kimco Realty Corp. REIT                   218,700            8,967
   The Macerich Co. REIT                     719,100           21,079
   National City Corp.                     1,495,000          106,145
   Nationwide Health
     Properties, Inc.                        616,000           14,707
   PNC Bank Corp.                            226,800           12,205
   Sun Communities, Inc. REIT                320,600           10,620
   Urban Shopping Centers,
     Inc. REIT                               617,000           19,435
   Wachovia Corp.                            766,900           64,803
                                                            ---------
                                                              712,942
                                                            ---------
HEALTH CARE (1.7%)
   Baxter International, Inc.              1,147,700           61,761
   Pharmacia & Upjohn, Inc.                1,548,500           71,425
                                                            ---------
                                                              133,186
                                                            ---------
INTEGRATED OILS (5.6%)
   Amoco Corp.                             2,320,000           96,570
   Atlantic Richfield Co.                    736,000           57,500
   Equitable Resources, Inc.               1,396,200           42,584
   Mobil Corp.                               300,000           22,987
   Royal Dutch Petroleum Co. ADR           1,613,000           88,412
   Texaco Inc.                               799,000           47,690
   USX-Marathon Group                      2,720,200           93,337
                                                            ---------
                                                              449,080
                                                            ---------
MATERIALS & PROCESSING (2.7%)
   BOC Group PLC ADR                         900,000           24,412
   Consolidated Papers                       503,200           13,712
   Dow Chemical Co.                          360,000           34,807
   Eastman Chemical Co.                      633,400           39,429
   The Timber Company                      1,350,000           31,134
   Union Camp Corp.                          303,500           15,061
   Weyerhaeuser Co.                          784,000           36,211
   Witco Chemical Corp.                      635,900           18,600
                                                            ---------
                                                              213,366
                                                            ---------
TECHNOLOGY (0.3%)
   AMP, Inc.                                 750,000           25,781
                                                            ---------


UTILITIES (10.0%)
   American Electric Power
     Co., Inc.                               600,000           27,225
   Ameritech Corp.                           666,000           29,887
   Bell Atlantic Corp.                     3,106,399          141,729
   BellSouth Corp.                           422,000           28,327
   Central & South West Corp.              2,162,300           58,112
   Consolidated Edison Inc.                  627,400           28,900
   DQE Inc.                                1,357,050           48,854
   DTE Energy Co.                          1,238,200           49,992
   Duke Energy Corp.                         724,000           42,897
   GPU, Inc.                               2,258,000           85,381
   GTE Corp.                               1,827,700          101,666
   New England Electric System               550,000           23,787
   NICOR, Inc.                               582,300           23,365
   Questar Corp.                           1,140,000           22,373
   SBC Communications Inc.                   299,000           11,960
   Southern Co.                            1,300,000           35,994
   Telecom Corporation of
     New Zealand Ltd.                      4,400,000           18,135

---------------------------------------------------------------------
                                                               MARKET
                                                               VALUE*
                                               SHARES           (000)
---------------------------------------------------------------------
   Telecom Corporation of
     New Zealand Ltd. IR                      703,200      $    1,504
   U S West, Inc.                             405,000          19,035
                                                          -----------
                                                              799,123
                                                          -----------
OTHER (0.5%)
   Cooper Industries, Inc.                    775,900          42,626
                                                          -----------
---------------------------------------------------------------------
TOTAL COMMON STOCKS
   (COST $1,991,959)                                        2,897,279
---------------------------------------------------------------------
                                                 FACE
                                               AMOUNT
                                                (000)
---------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (1.4%)
---------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   5.67%, 7/1/1998                            $78,697          78,697
   5.76%, 7/1/1998--Note F                     35,713          35,713
---------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $114,410)                                            114,410
---------------------------------------------------------------------
TOTAL INVESTMENTS (100.2%)
   (COST $6,761,316)                                        8,025,954
---------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.2%)
---------------------------------------------------------------------
Other Assets--Note C                                          112,781
Liabilities--Note F                                          (129,882)
                                                          -----------
                                                              (17,101)
---------------------------------------------------------------------
NET ASSETS (100.0%)
---------------------------------------------------------------------
Applicable to 356,021,549 outstanding
   $.001 par value shares of beneficial interest
   (unlimited authorization)                               $8,008,853
=====================================================================

NET ASSET VALUE PER SHARE                                      $22.50
=====================================================================

 * See Note A in Notes to Financial Statements.

(1)The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.

ADR--American Depositary Receipt.

IR--Installment Receipt.

MTN--Medium-Term Note.

REIT--Real Estate Investment Trust.

---------------------------------------------------------------------
                                               AMOUNT             PER
                                                (000)           SHARE
---------------------------------------------------------------------
  AT JUNE 30, 1998, NET ASSETS CONSISTED OF:
---------------------------------------------------------------------
  Paid in Capital                          $6,534,291          $18.36
  Undistributed Net
    Investment Income                           2,247             .01
  Accumulated Net Realized Gains              207,677             .58
  Unrealized Appreciation--
    Note E                                  1,264,638            3.55
---------------------------------------------------------------------
  NET ASSETS                               $8,008,853          $22.50
=====================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period.

------------------------------------------------------------
                                       WELLESLEY INCOME FUND
                              SIX MONTHS ENDED JUNE 30, 1998
                                                       (000)
------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends                                        $  49,271
  Interest                                           165,958
                                                   ---------
    Total Income                                     215,229
                                                   ---------
EXPENSES
  Investment Advisory Fee--Note B
    Basic Fee                                          1,998
    Performance Adjustment                               368
  The Vanguard Group
    Management and Administrative                      8,608
    Marketing and Distribution                           862
  Taxes (other than income taxes)                        294
  Custodian Fees                                          49
  Auditing Fees                                            4
  Shareholders' Reports                                  101
  Annual Meeting and Proxy Costs                          27
  Trustees' Fees and Expenses                              8
                                                   ---------
    Total Expenses                                    12,319

------------------------------------------------------------
NET INVESTMENT INCOME                                202,910
------------------------------------------------------------
REALIZED NET GAIN ON INVESTMENT SECURITIES SOLD      208,194
------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
    OF INVESTMENT SECURITIES                          91,460
------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM
    OPERATIONS                                      $502,564
============================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

---------------------------------------------------------------------------------------------------------
                                                                                WELLESLEY INCOME FUND
---------------------------------------------------------------------------------------------------------
                                                                           SIX MONTHS                YEAR
                                                                                ENDED               ENDED
                                                                        JUN. 30, 1998       DEC. 31, 1997
                                                                                (000)               (000)
---------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
    Net Investment Income                                                  $  202,910         $   391,105
    Realized Net Gain                                                         208,194             512,072
    Change in Unrealized Appreciation (Depreciation)                           91,460             425,482
                                                                          -------------------------------
        Net Increase in Net Assets Resulting from Operations                  502,564           1,328,659
                                                                          -------------------------------
DISTRIBUTIONS
    Net Investment Income                                                    (196,696)           (395,073)
    Realized Capital Gain                                                     (83,774)           (476,586)
                                                                          -------------------------------
        Total Distributions                                                  (280,470)           (871,659)
                                                                          -------------------------------
CAPITAL SHARE TRANSACTIONS1
    Issued                                                                    563,058             803,337
    Issued in Lieu of Cash Distributions                                      238,270             759,182
    Redeemed                                                                 (660,469)         (1,386,341)
                                                                          -------------------------------
        Net Increase from Capital Share Transactions                          140,859             176,178
---------------------------------------------------------------------------------------------------------
    Total Increase                                                            362,953             633,178
---------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Period                                                     7,645,900           7,012,722
                                                                          -------------------------------
    End of Period                                                          $8,008,853          $7,645,900
=========================================================================================================
(1)Shares Issued (Redeemed)
    Issued                                                                     25,207              37,413
    Issued in Lieu of Cash Distributions                                       10,656              35,385
    Redeemed                                                                  (29,532)            (65,083)
                                                                          -------------------------------
        Net Increase in Shares Outstanding                                      6,331               7,715
=========================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

-------------------------------------------------------------------------------------------------------------------------
                                                                                 WELLESLEY INCOME FUND
                                                                                YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING                  SIX MONTHS ENDED     -----------------------------------------------------------
THROUGHOUT EACH PERIOD                      JUNE 30, 1998       1997         1996         1995         1994         1993
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $21.86     $20.51       $20.44       $17.05       $19.24       $18.16
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                             .58      1.190         1.17         1.13         1.11         1.14
    Net Realized and Unrealized Gain (Loss)
        on Investments                                .86      2.805          .66         3.68        (1.95)        1.48
                                                   ----------------------------------------------------------------------
        Total from Investment Operations             1.44      3.995         1.83         4.81         (.84)        2.62
                                                   ----------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income             (.56)    (1.200)       (1.16)       (1.14)       (1.11)       (1.14)
    Distributions from Realized Capital Gains        (.24)    (1.445)        (.60)        (.28)        (.24)        (.40)
                                                   ----------------------------------------------------------------------
        Total Distributions                          (.80)    (2.645)       (1.76)       (1.42)       (1.35)       (1.54)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $22.50     $21.86       $20.51       $20.44       $17.05       $19.24
=========================================================================================================================

TOTAL RETURN                                        6.64%     20.19%        9.42%       28.91%       -4.44%       14.65%
=========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)           $8,009     $7,646       $7,013       $7,181       $5,681       $6,011
    Ratio of Total Expenses to
        Average Net Assets                         0.32%*      0.31%        0.31%        0.35%        0.34%        0.33%
    Ratio of Net Investment Income to
        Average Net Assets                         5.16%*      5.47%        5.74%        5.96%        6.16%        5.79%
    Portfolio Turnover Rate                          30%*        36%          26%          32%          32%          21%
-------------------------------------------------------------------------------------------------------------------------

*Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard/Wellesley Income Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund. Certain of the fund's investments are in long-term corporate debt instruments; the issuers' abilities to meet these obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The fund consistently follows such policies in preparing its financial statements.

   1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Bonds are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Temporary cash investments are valued at cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

   2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

   3. REPURCHASE AGREEMENTS: The fund, along with other members of The
Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

   4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

   5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. Wellington Management Company, LLP provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance relative to a combined index comprising the Lehman Brothers Long Corporate AA or Better Bond Index, the S&P/BARRA Value Index, the S&P Utilities Index, and the S&P Telephone Index. For the six months ended June 30, 1998, the advisory fee represented an effective annual basic rate of 0.05% of the Fund's average net assets before an increase of $368,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the Board of Directors. At June 30, 1998, the fund had contributed capital of $1,568,000 to Vanguard (included in Other Assets), representing 2.2% of Vanguard's capitalization. The fund's Trustees and officers are also Directors and officers of Vanguard.

D. During the six months ended June 30, 1998, the fund purchased $1,008,729,000 of investment securities and sold $1,020,869,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $215,754,000 and $140,405,000, respectively.

E. At June 30, 1998, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $1,264,638,000, consisting of unrealized gains of $1,286,614,000 on securities that had risen in value since their purchase and $21,976,000 in unrealized losses on securities that had fallen in value since their purchase.

F. The market value of securities on loan to brokers/dealers at June 30, 1998, was $93,693,000, for which the fund held cash collateral of $35,713,000 and U.S. Treasury securities with a market value of $60,218,000. Cash collateral received is invested in repurchase agreements. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

TRUSTEES AND OFFICERS

JOHN C. BOGLE
Senior Chairman of the Board and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN
Chairman, Chief Executive Officer, and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

BARBARA BARNES HAUPTFUHRER
Director of The Great Atlantic and Pacific Tea Co., IKON Office Solutions, Inc., Raytheon Co., Knight-Ridder, Inc., Massachusetts Mutual Life Insurance Co., and Ladies Professional Golf Association; Trustee Emerita of Wellesley College.

BRUCE K. MACLAURY
President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Telecommunications Co.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., and NACCO Industries.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.


OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST
Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.


OTHER VANGUARD OFFICERS

R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DISTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MACKINNON
Managing Director, Fixed Income Group.

F. WILLIAM MCNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group.


  "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and
     "500" are trademarks of The McGraw-Hill Companies, Inc. Frank Russell
       Company is the owner of trademarks and copyrights relating to the
            Russell Indexes."Wilshire 4500" and "Wilshire 5000" are
                       trademarks of Wilshire Associates.

VANGUARD FAMILY OF FUNDS


STOCK FUNDS
Convertible Securities Fund
Equity Income Fund
Explorer Fund
Growth and Income Portfolio
Horizon Fund
  Aggressive Growth Portfolio
  Capital Opportunity Portfolio
  Global Equity Portfolio
Index Trust
  500 Portfolio
  Extended Market Portfolio
  Growth Portfolio
  Mid Capitalization Stock
    Portfolio
  Small Capitalization Growth
    Stock Portfolio
  Small Capitalization Stock
    Portfolio
  Small Capitalization Value
    Stock Portfolio
  Total Stock Market Portfolio
  Value Portfolio
Institutional Index Fund
International Equity Index Fund
  Emerging Markets Portfolio
  European Portfolio
  Pacific Portfolio
International Growth Portfolio
International Value Portfolio
Morgan Growth Fund
PRIMECAP Fund
Selected Value Portfolio
Specialized Portfolios
  Energy Portfolio
  Gold & Precious Metals
    Portfolio
  Health Care Portfolio
  REIT Index Portfolio
  Utilities Income Portfolio
Tax-Managed Fund
  Capital Appreciation
    Portfolio
  Growth and Income Portfolio
Total International Portfolio
Trustees' Equity Fund
  U.S. Portfolio
U.S. Growth Portfolio
Windsor Fund
Windsor II


MONEY MARKET FUNDS
Admiral Funds
  U.S. Treasury Money Market
    Portfolio
Money Market Reserves
  Federal Portfolio
  Prime Portfolio
Municipal Bond Fund
  Money Market Portfolio
State Tax-Free Funds
  (CA, NJ, NY, OH, PA)
Treasury Money Market Portfolio


BOND FUNDS
Admiral Funds
  Intermediate-Term U.S.
    Treasury Portfolio
  Long-Term U.S. Treasury
    Portfolio
  Short-Term U.S. Treasury
    Portfolio
Bond Index Fund
  Intermediate-Term Bond
    Portfolio
  Long-Term Bond Portfolio
  Short-Term Bond Portfolio
  Total Bond Market Portfolio
Fixed Income Securities Fund
  GNMA Portfolio
  High Yield Corporate Portfolio
  Intermediate-Term Corporate
    Portfolio
  Intermediate-Term U.S.
    Treasury Portfolio
  Long-Term Corporate
    Portfolio
  Long-Term U.S. Treasury
    Portfolio
  Short-Term Corporate
    Portfolio
  Short-Term Federal Portfolio
  Short-Term U.S. Treasury
    Portfolio
Municipal Bond Fund
  High-Yield Portfolio
  Insured Long-Term Portfolio
  Intermediate-Term Portfolio
  Limited-Term Portfolio
  Long-Term Portfolio
  Short-Term Portfolio
Preferred Stock Fund
State Tax-Free Funds
  (CA, FL, NJ, NY, OH, PA)


BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
Horizon Fund
  Global Asset Allocation
    Portfolio
LifeStrategy Portfolios
  Conservative Growth
    Portfolio
  Growth Portfolio
  Income Portfolio
  Moderate Growth Portfolio
STAR Portfolio
Tax-Managed Fund
  Balanced Portfolio
Wellesley Income Fund
Wellington Fund


Q272-6/1998

(C) 1998 Vanguard Marketing
Corporation, Distributor.
All rights reserved.

[THE VANGUARD GROUP LOGO]

Post Office Box 2600
Valley Forge, Pennsylvania 19482

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

www.vanguard.com
online@vanguard.com

All Vanguard funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before you invest or send money. Prospectuses can be obtained directly from The Vanguard Group.